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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                             ----------------

                                FORM 8-K/A
                              AMENDMENT NO. 1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                         ------------------------

                               MAY 19, 1998
                     (Date of earliest event reported)

                         ------------------------

                      Commission File Number: 0-18108

                         ------------------------

                        FINET HOLDINGS CORPORATION
          (Exact name of registrant as specified in its charter)

                                 DELAWARE
                         (State or jurisdiction of
                      incorporation or organization)

                         505 SANSOME STREET, #1420
                          SAN FRANCISCO, CA 94111
                  (Address of principal executive office)

                                94-3115180
                   (IRS Employer Identification Number)

                     Telephone Number: (415) 263-5420
           (Registrant's telephone number, including area code)

This Amendment No. 1 to the Registrant's Report on Form 8-K dated May 19, 1998 regarding the Registrant's acquisition of MICAL Mortgage, Inc. ("MICAL") amends Item 7(a) to provide financial statements of MICAL and
Item 7(b)to provide certain required pro forma financial information which were impracticable to provide at the time the related 8-K was filed.

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

As previously reported on May 27, 1998, on May 19, 1998, the Registrant ("Finet") acquired 100% of the issued and outstanding stock of MICAL from its shareholders for a consideration of 552,430 shares of the Registrant's common stock. 120,460 of the 552,430 shares are reserved for potential adjustment for certain currently undeterminable contingencies. Three individuals, John E. Railey, Harve L. Lubin and Joseph E. Gistaro, were the shareholders of MICAL.

The purchase price and terms of this acquisition were arrived at only after arms-length negotiations between the principals of the Registrant and MICAL. The underlying principles used in determining the consideration for the acquisition involved an unscientific analysis of past performance, the perceived value of MICAL and the future potential of the combined entity. The Registrant also entered into employment agreements with each of the shareholders of MICAL.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

See Exhibit 20 for MICAL's audited balance sheets as of April 30, 1998 and 1997 and the related statements of operations, changes in shareholders' equity, and cash flows for the years then ended.

(b)    PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed financial statements give effect, for informational purposes only, to the acquisition of MICAL by the Registrant in a transaction accounted for as a purchase.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been completed at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position.

These pro forma condensed consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant as reported on Registrant's annual report on Form 10-KSB for the year ended April 30, 1998 and the quarterly report on Form 10-QSB/A for the quarter ended July 31, 1998 and of MICAL Mortgage, Inc. as attached as Exhibit 20.
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           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED JULY 31, 1998

  (In thousands, except loss per                            PRO FORMA
                          share)                       --------------------
                                                               ----
                                            (May 1-
                                            May18,
                                             1998)
                                   Finet     Mical     Adjustme    Proforma
                                                          nts
                                  --------  --------    --------    --------
                                       --         -          --          -
REVENUE
   Gain/loss from sales of
mortgage loans and                      $         $           $          $
      Servicing rights              3,662        16           -      3,678
   Interest income                  1,803       400           -      2,203
   Other                            1,703        88           -      1,791
                                  --------  --------    --------    --------
                                                  -
             Total revenue          7,168       504           -      7,672
                                  --------  --------    --------    --------
                                                  -
EXPENSES
  Compensation and employee         3,917       497           -      4,414
benefits
  Interest expense                                            -
                                    2,792       442                  3,234
  Other operating expenses                                      (1
                                    3,007       513          72 )    3,592
                                  --------  --------    --------    --------
                                        -         -          --          -
   Total expenses
                                    9,716     1,452          72     11,240
                                  --------  --------    --------    --------
                                        -         -          --          -
LOSS BEFORE INCOME TAXES                          (
                                  (2,548)      948)        (72)    (3,568)
INCOME TAX EXPENSE                                -           -          -
                                        -
                                  --------  --------    --------    --------
                                        -         -          --          -
NET LOSS                                $         $           $          $
                                  (2,548)    ( 948)        (72)    (3,568)
                                  ========  ========    ========    ========
                                        =         =          ==          =

BASIC AND DILUTED NET LOSS PER          $                                $
COMMON SHARE                       (0.08)                           (0.11)
                                  ========                          ========
                                        =                                =
SHARES USED TO COMPUTE BASIC AND                             87 (2
              DILUTED SHARE DATA   32,489              ======== )   32,576
                                =========                    ==    ========
                                                                         =

     See accompanying Notes to Unaudited Pro Forma Condensed Financial
                                Statements
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           UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED APRIL 30, 1998

(In thousands except loss per                                 Pro Forma
share)                                                  ---------------------
                                                                 ---
                                      Finet    Mical    Adjustment      Pro
                                                            s          Forma
                                    --------  --------  ----------    -------
                                           -         -          --         --
REVENUE
   Gain/loss from sales of
mortgage loans and                         $         $  $        -          $
      servicing rights                 7,543     6,375                 13,918
   Interest income                     3,247     5,142           -      8,389
   Other                               1,771       106           -      1,877
                                    --------  --------    --------    -------
                                                     -                      -
             Total revenue            12,561    11,623           -     24,184
                                    --------  --------    --------    -------
                                                     -                      -

EXPENSES
  Compensation and employee                                      -
benefits                               9,403     3,623                 13,026
  Interest expense                                               -
                                       3,175     5,367                  8,542
  Other operating expenses                                     286 (1
                                       9,136     5,347             )   14,769
                                    --------  --------   ---------    -------
                                           -         -                     --
   Total expenses
                                      21,714    14,337         286     36,337
                                    --------  --------   ---------    -------
                                           -         -                     --
LOSS BEFORE INCOME TAXES AND
                                     (9,153)   (2,714)       (286)    (12,153
                                                                            )
INCOME TAX EXPENSE (BENEFIT)                      (98)           -
                                         226                              128
                                    --------  --------   ---------    -------
                                           -         -                     --
NET LOSS                                   $         $           $          $
                                     (9,379)   (2,616)       (286)    (12,281
                                                                            )
                                    ========  ========   =========    =======
                                           =         =                     ==
BASIC AND DILUTED NET LOSS
    PER COMMON SHARE                       $                                $
                                      (0.31)                           (0.40)
                                    ========                          =======
                                           =                               ==
SHARES USED TO COMPUTE BASIC AND
    DILUTED SHARE DATA                30,433                   552 (2
                                    ========             ========= )   30,985
                                           =                          =======
                                                                           ==

     See accompanying Notes to Unaudited Pro Forma Condensed Financial
                                Statements
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                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                              APRIL 30, 1998

(In thousands)                                               Pro Forma
                                                       ---------------------
                                                                       ----
                                   Finet      Mical                   Pro
                                                      Adjustment    Forma
                                                      s
ASSETS:                           --------   --------   ----------   -------
                                        --         -           --        --
Cash and cash equivalents                $         $            $         $
                                     1,993       351            -     2,344
Mortgages held for sale, net of                                   (3
allowance for losses                63,034    85,819     (42,494) )  104,559
                                                                  (3
                                                          (1,800) )
Accounts receivable from sales
of mortgage loans                   23,008         -                 23,008
Other assets                                   3,905        5,691 (4  22,743
                                    13,433                        )
                                                                  (1
                                                            (286) )
                                  --------   --------    ---------   -------
                                         -         -                     --
  Total Assets                           $         $            $         $
                                   101,468    90,075     (38,889)   152,654
                                  ========   ========    =========   =======
                                         =         =                     ==
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Warehouse line of credit               $         $           $ (3       $
                                    85,659    83,411    (42,494) )  126,576
  Other liabilities                                              (3
                                    12,450     8,504     (1,800) )   19,154
                                  --------   --------   ---------    -------
                                         -         -                     --
   Total Liabilities
                                    98,109    91,915    (44,294)    145,730

Stockholders' equity/(deficit):                                  (4
                                     3,359   (1,840)       5,691 )    6,924
                                                                 (1
                                                           (286) )
                                  --------   --------   ---------    -------
                                         -         -                     --
   Total Liabilities and                 $         $           $          $
Stockholders'  Equity              101,468    90,075    (38,889)    152,654
                                  ========   ========   =========    =======
                                         =         =                     ==

     See accompanying Notes to Unaudited Pro Forma Condensed Financial
                                Statements

        NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

PERIODS

The pro forma condensed financial statements are based on the historical financial statements and the notes thereto of the Registrant included in its quarterly report on Form 10-QSB/A for the quarter ended July 31, 1998, its annual report on Form 10-KSB for the year ended April 30, 1998, and the historical financial statements of MICAL for the corresponding periods.
The Registrant and MICAL's historical financial statement data for the three months ended July 31, 1998 and MICAL's historical financial statement data for the year ended April 30, 1998 have been prepared on the same basis as the audited financial statements of the Registrant, and in the opinion of management, contain all adjustments necessary for the fair presentation of results of operations for such periods.

The proforma condensed balance sheet combines the Registrant's April 30, 1998 condensed consolidated balance sheet with MICAL's April 30, 1998 condensed balance sheet, giving effect to the acquisition as if it had occurred on April 30, 1998. A pro forma condensed balance sheet as of July 31, 1998 is not presented, as the Registrant's 10-QSB/A for that three month period reflects both the Registrant's and MICAL's balance sheet accounts.

For the three month period ended July 31, 1998, the pro forma condensed statement of operations combines the Registrant's historical condensed consolidated statement of operations, which includes the results of MICAL since the acquisition date, May 19, 1998, with MICAL's condensed statement of operations for the period prior to the acquisition, May 1 to May 18, 1998, giving effect to the acquisition as if it had occurred at the beginning of the period. For the year ended April 30, 1998, the proforma condensed statement of operations combines the Registrant's historical condensed consolidated statement of operations with MICAL's corresponding historical condensed statement of operations as if
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MICAL had been acquired at the beginning of the period.

PRO FORMA ADJUSTMENTS AND NOTES (In thousands)

(1) To amortize the goodwill ($5,691) associated with the acquisition over an estimated life of 20 years. ($286 per year; $72 per three month period)
(2) To record issuance of 552 common shares associated with the acquisition, weighted as appropriate.
(3)  To eliminate intercompany loans and advances.
(4) To record the excess of the purchase price over fair value of assets and liabilities (goodwill). The book value of tangible assets acquired and liabilities assumed are assumed to approximate fair value.


PRO FORMA LOSS PER SHARE

Basic net loss per share is determined using net loss divided by the weighted average shares of Finet's common stock outstanding during the periods plus shares of common stock assumed to be issued as part of the acquisition. Diluted net loss per share is computed by dividing net loss by the weighted average shares outstanding. The effects of common stock equivalents have not been included because they would have been anti-dilutive during the periods reported.

(c ) EXHIBITS

     EX-23     Consent of Independent Auditors
     EX-20     MICAL audited balance sheets as of April 30, 1998 and 1997 and the related statements of operations,
                          changes in shareholders' equity, and cash flows
for the years then ended.

                                SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET HOLDINGS CORPORATION

Date: December 7, 1998        /s/       MARK L. KORELL
                    ------------------------------------
                    MARK L. KORELL
                    (CEO AND PRINCIPAL EXECUTIVE OFFICER)

Date: December 7, 1998        /s/       GEORGE P. WINKEL
                    ------------------------------------
                    GEORGE P. WINKEL
                    (PRINCIPAL FINANCIAL OFFICER)